UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2018

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

DELAWARE	000-51476	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 Route 25A, No. 2

East Setauket, New York 11733

(Address of principal executive offices)

(631) 942 7959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 4, 2018 (the “Effective Date”), Dr. Yun Yen and Dr. Winson (Sze Chun) Ho were elected to the Company’s Board of Directors. Each director is to receive five-year options to purchase an aggregate of 200,000 shares of the Company’s Common Stock, vesting 100,000 shares on the Effective Date and 100,000 shares on the first anniversary of the Effective Date, at an exercise price of $0.28 per share.

Item 8.01.	Other Events.

On August 8, 2018, the Company issued a press release regarding the election of Drs. Yen and Ho to the Company’s Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)      There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits which exhibit is incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2018	LIXTE BIOTECHNOLOGY HOLDINGS, INC.

	By:	/s/ JOHN S. KOVACH
John S. Kovach, Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release regarding the election of Drs. Yen and Ho to the Company’s Board of Directors.

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